UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 14, 2001


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                       1-2207              38-0471180
        -----------                    ----------          ------------
        (State or other                (Commission         (I.R.S. Employer
        jurisdiction of                File No.)           Identification No.)
        incorporation of
        organization)


        280 Park Avenue
        New York, NY                               10017
        -----------------------------------        -----------------
       (Address of principal executive office)     (Zip Code)


       Registrant's telephone number, including area code:   (212)  451-3000


       --------------------------------------------------    -----------------
       (Former name or former address,                        (Zip Code)
       if changed since last report)



Item 7.  Exhibits

   (c)   Exhibits


         10.1 - First Amendment to the Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated as of April 6, 2001, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.

         10.2 - First Amendment to the Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated as of April 6, 2001, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                         TRIARC COMPANIES, INC.



                                         By: /s/ Stuart I. Rosen
                                             -----------------------------
                                             Stuart I. Rosen
                                             Senior Vice President
                                             and Associate General Counsel

Dated: August 14 , 2001





                                  EXHIBIT INDEX

Exhibit
No.        Description                                           Page No.
           -----------                                           --------

10.1 - First Amendment to the Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated as of April 6, 2001, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.

10.2 - First Amendment to the Trust Agreement for the Deferral Plan for Senior Executive Officers of Triarc Companies, Inc., dated as of April 6, 2001, between Triarc Companies, Inc. and Wilmington Trust Company, as trustee.